Bank Borrowings - Schedule of Bank Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Bank Borrowings
Current	$ 24,971	$ 23,372
Non-current	68,189	59,434
Total	$ 93,160	$ 82,806
Weighted average interest rate for outstanding bank borrowings (as a percent)	2.73%	3.02%